©2023 Laboratory Corporation of America® Holdings. All rights reserved. Investor Day September 14, 2023 S E P T E M B E R 2 0 2 3

2©2023 Laboratory Corporation of America® Holdings. All rights reserved. Cautionary statement regarding forward-looking statements This presentation may contain forward-looking statements, including, but not limited to, statements with respect to (i) the estimated 2023 guidance and the longer-term financial outlook and related assumptions of each, (ii) the recently completed spin-off of the company’s Clinical Development and Commercialization Services business, now Fortrea Holdings Inc., including statements regarding the expected benefits from the spin-off and the company’s ability to realize such benefits, the tax treatment of the spin-off, and opportunities for future growth resulting from the spin-off; (iii) the impact of various factors on operating and financial results, operating results, cash flows and/or financial condition, as well as general economic and market conditions, (iv) future business strategies, (v) expected savings and synergies (including from the LaunchPad initiative and from acquisitions and other transactions), and (vi) opportunities for future growth. Each of the forward-looking statements is subject to change based on various important factors, many of which are beyond the company's control, including without limitation, (i) the failure to receive tax-free treatment with respect to the spin-off for U.S. federal income purposes; (ii) potential difficulties with employee retention; (iii) the trading price of the company's stock, competitive actions and other unforeseen changes and general uncertainties in the marketplace; (iv) changes in government regulations, including healthcare reform; (v) customer purchasing decisions, including changes in payer regulations or policies; (vi) other adverse actions of governmental and third-party payers; (vii) changes in testing guidelines or recommendations; (viii) federal, state, and local government responses to the COVID-19 pandemic; (ix) the impact of global geopolitical events; (x) the effect of public opinion on the company's reputation; (xi) adverse results in material litigation matters; (xii) the impact of changes in tax laws and regulations; (xiii) failure to maintain or develop customer relationships; (xiv) the company's ability to develop or acquire new products and adapt to technological changes; (xv) failure in information technology, systems, or data security; (xvi) the impact of potential losses under repurchase agreements; (xvii) adverse weather conditions; (xviii) the number of revenue days in a financial period; (xix) employee relations; (xx) personnel costs; (xxi) inflation; (xxii) increased competition; and (xxiii) the effect of exchange rate fluctuations. These factors, in some cases, have affected and in the future (together with other factors) could affect the company's ability to implement the company's business strategy, and actual results could differ materially from those suggested by these forward-looking statements. As a result, listeners are cautioned not to place undue reliance on any of the forward-looking statements. The company has no obligation to provide any updates to these forward-looking statements even if its expectations change. All forward-looking statements are expressly qualified in their entirety by this cautionary statement. Further information on potential factors, risks and uncertainties that could affect operating and financial results is included in the company's most recent Annual Report on Form 10-K and subsequent Forms 10-Q, including in each case under the heading RISK FACTORS, and in the company's other filings with the SEC. The information in this presentation should be read in conjunction with a review of the company's filings with the SEC including the information in the company's most recent Annual Report on Form 10-K, and subsequent Forms 10-Q, under the heading “MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS”.

Today's agenda

Poised for Strong Growth	Adam Schechter
Diagnostics Laboratories	Mark Schroeder, Bryan Vaughn, Mary Williamson, PhD.
Biopharma Laboratory Services	Jon DiVincenzo, Maryland Franklin, PhD.
	BREAK
Science, Innovation and Technology	Brian Caveney, MD., Lance Berberian
Financial Outlook	Glenn Eisenberg
Q&A	All Speakers



labcorp

©2023 Laboratory Corporation of America® Holdings. All rights reserved.
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4©2023 Laboratory Corporation of America® Holdings. All rights reserved. Poised for Strong Growth Adam Schechter Chairman and Chief Executive Officer

Our work helps enable clear, confident decisions for patients, healthcare providers and biopharmaceutical companies to improve health and improve lives

6©2023 Laboratory Corporation of America® Holdings. All rights reserved. Labcorp is the largest laboratory service provider in the world P O I S E D F O R S T R O N G G R O W T H Leaders in science, technology and innovation focused on patient outcomes Driving profitable growth to generate consistent shareholder value Operating at scale with significant growth opportunities before us Two complementary business segments that are leaders with substantial operating efficiencies

POISED FOR STRONG GROWTH

Labcorp is a mission driven, global laboratory services leader labcorp

Our mission

Improve health, improve lives

6,500+
Unique tests available

600M+
Tests performed annually

100+
Countries where we support patients

45B+
Lab results in proprietary data sets

100%
of large pharma partner with Labcorp

600+
Scientific publications annually

labcorp

©2023 Laboratory Corporation of America® Holdings. All rights reserved.

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More than 50 years of healthcare laboratory services and innovation P O I S E D F O R S T R O N G G R O W T H Market leadership across core laboratory service businesses Biopharma Laboratory Services (“BLS”) Diagnostics Laboratories ©2023 Laboratory Corporation of America® Holdings. All rights reserved.

POISED FOR STRONG GROWTH

Strong leadership team with significant experience to lead Labcorp forward



Adam Schechter
Chairman, President, and
Chief Executive Officer



Glenn Eisenberg
EVP and
Chief Financial Officer



Amy Summy
EVP and
Chief Marketing Officer



Anita Graham
EVP and
Chief Human Resources Officer



Brian Caveney
EVP and President,
Early Development and
Chief Medical and Scientific Officer



Jon DiVincenzo
EVP and President, Central
Laboratories and International



Lance Berberian
EVP and Chief Information and
Technology Officer



Mark Schroeder
EVP and President, Diagnostics
Laboratories and
Chief Operations Officer



Megan Bailey
EVP and Chief Strategy and
Transformation Officer



Sandra (Sandy) van der Vaart
EVP, Chief Legal Officer,
Chief Compliance Officer and
Corporate Secretary

labcorp

©2023 Laboratory Corporation of America® Holdings. All rights reserved.

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10©2023 Laboratory Corporation of America® Holdings. All rights reserved. Recognized as a leading employer Our strong talent is a key differentiator P O I S E D F O R S T R O N G G R O W T H 60,000+ employees phlebotomists 15,000+ PhDs / MDs 1,200+

11©2023 Laboratory Corporation of America® Holdings. All rights reserved. We are a market leader, operating at scale with significant growth opportunities P O I S E D F O R S T R O N G G R O W T H Therapeutic advancement in complex disease states Earlier detection and diagnosis Precision medicine & companion diagnostics (CDx) Rapid innovation in testing and diagnostic capabilities Strong Underlying Trends

12©2023 Laboratory Corporation of America® Holdings. All rights reserved. Strong revenue growth opportunities exist across business segments P O I S E D F O R S T R O N G G R O W T H Central Labs BLS $2.8B Diagnostics $9.3B FY23 revenue guidance midpoint by segment1 Early Development $12.1B Long term revenue outlook (2026 vs 2023 CAGR) Acquisition Labcorp Enterprise: 5.0% - 8.0% Organic: 3.5% - 5.5% Acquisition: 1.5% - 2.5% 1. Midpoint of guidance issued on July 27, 2023; see appendix for more information

POISED FOR STRONG GROWTH

We have a clear roadmap for near-term sustainable growth

Two significant growth opportunities across biopharma and diagnostic laboratory service businesses

1 Partner of choice for health systems & local / regional laboratories

2 Lead in the development, licensing, & scaling of specialty testing including companion diagnostics labcorp

©2023 Laboratory Corporation of America® Holdings. All rights reserved.
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POISED FOR STRONG GROWTH

Winning in health systems

Large market opportunity with favorable trends for Labcorp

Continuing consolidation among hospitals and health systems	Transition to value-based care	12 health system deals over the past three years[1]

Poised to drive further value for health systems

Innovative product offerings	Industry leading test portfolio and national presence	Portfolio of unique data and analytics solutions	Track record of success

Jefferson | Providence | Ascension | Legacy Health | Tufts University

labcorp

1. Includes announced or closed deals from 2021 to August 2023

©2023 Laboratory Corporation of America® Holdings. All rights reserved.

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POISED FOR STRONG GROWTH

Labcorp will outpace the specialty market growth in the coming years

Four specialty focus areas driving future growth



Oncology



Women's Health[1]



Autoimmune[2]



Neurology

Specialty focus areas anticipated to grow at 9% CAGR

Key capabilities supporting growth

- ✓ Broad Portfolio - "One stop for all Dx needs"
- ✓ Ease of collection - largest network of access points
- ✓ Synergy with health system business and growing CDx business
- ✓ More than 50% of clinical trials are in specialty area

PGDx OmniSeq Vectra sequenom Laboratories

1. Women's Health focused on Reproductive Genetics, Maternal Health and Hereditary Cancer
2. Autoimmune focused on Rheumatology

Source: 'Clinical Laboratory Services Market', 7th Edition, 'The World Market for Cancer Diagnostics'

labcorp

©2023 Laboratory Corporation of America® Holdings. All rights reserved.

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POISED FOR STRONG GROWTH

Significant precision medicine and CDx capabilities – oncology example

Registry program to expand access to comprehensive genomic profiling


Science
Pharma discovery
Clinical trials lab support
Diagnostics
New therapies to patients

Early Development work including companion diagnostics

Notable recent launches:

- Labcorp® Plasma Focus™ - liquid biopsy test that targets actionable genes for advanced solid tumors
- HER2 low test - IHC breast cancer test

Oncology represents approximately 40% of Central Labs net orders labcorp

©2023 Laboratory Corporation of America® Holdings. All rights reserved.
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POISED FOR STRONG GROWTH

Increasing our focus in future potential growth opportunities



Accelerate leadership and partnership capabilities in Cell & Gene Therapy (C&GT)



Expand consumer-centric capabilities



Leverage global laboratory network for targeted international expansion labcorp

©2023 Laboratory Corporation of America® Holdings. All rights reserved.

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POISED FOR STRONG GROWTH

Uniquely positioned to be the laboratory of choice for Cell & Gene Therapy

Shift towards C&GT across biopharma landscape

~15%
Growth in C&GT market across biopharma

>2k
Clinical trials in C&GT globally

~20%
of all biopharma drug pipeline

CAPABILITIES TO BE SUCCESSFUL

- Scientific expertise
- Strong and growing infrastructure
- Unparalleled logistics and manufacturing partnerships

labcorp

©2023 Laboratory Corporation of America® Holdings. All rights reserved.

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POISED FOR STRONG GROWTH

Consumerism trends represent new opportunities for growth

Building upon our current consumer reach

160M+
Labcorp interactions with consumers per year

Labcorp OnDemand
50+ health and wellness tests online and growing rapidly

Digitized Patient Journey
Across service centers and broader platform


labcorp
OnDemand





labcorp

©2023 Laboratory Corporation of America® Holdings. All rights reserved.

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POISED FOR STRONG GROWTH

Launch targeted specialty diagnostics in international markets

Growing pipeline of specialty testing

>$500M

FY2022 Central Labs net orders covering companion diagnostics

150+

Studies in Pipeline with a CDx component


Countries Where We Have An Impact
Countries with Physical Presence

©2023 Laboratory Corporation of America® Holdings. All rights reserved.
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POISED FOR STRONG GROWTH

Our focus and strategy lead to sustainable growth

Delivering value and capital to our shareholders

2023 – 2026 Outlook:

$14B+ by 2026
5% - 8% revenue growth[1]

100 - 150 bps
of margin expansion from 2023-2026

8.5% - 11.5%
total adjusted EPS growth[1]

Annual free cash flow growth in line with adjusted earnings growth labcorp

1. 2026 CAGR vs 2023

©2023 Laboratory Corporation of America® Holdings. All rights reserved.
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22©2023 Laboratory Corporation of America® Holdings. All rights reserved. Key takeaways P O I S E D F O R S T R O N G G R O W T H We have the right roadmap to accelerate near and long-term growth Strong underlying market trends to capitalize on our strategy Our people and strong science, innovation & technology differentiate us Improve health, improve lives We will drive profitable growth to generate consistent shareholder value

23©2023 Laboratory Corporation of America® Holdings. All rights reserved. Diagnostics Laboratories Mark Schroeder President Diagnostics Laboratories and Chief Operations Officer Bryan Vaughn SVP Health Systems Mary Williamson, PhD VP Laboratory Operations

DIAGNOSTICS LABORATORIES

A market leader positioned for continued growth


Diagnostics Market
labcorp
9%
Other Labs, 26%
Physician Office Labs, 5%
~$85B
Hospital Labs, 60%



Positioned for growth with focused expansion through health systems and specialty testing

Note: 2022 North American market opportunity
Source: Labcorp market analysis intelligence

©2023 Laboratory Corporation of America® Holdings. All rights reserved.

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DIAGNOSTICS LABORATORIES

Our growth strategy is supported by favorable market trends



Mix

- Specialty testing and scientific developments
- Rise in personalized medicine and CDx testing
- Health system lab partnerships expand access to specialty testing
- Increase in tests per accession



Reimbursement

- Managed care reimbursement
- Regulatory policies, e.g., PAMA, SALSA, LDT regulation



Volume

- Health systems continuing to outsource their laboratory business
- Return of deferred healthcare
- Patient centricity and omni-channel healthcare delivery
- Comprehensive testing options

©2023 Laboratory Corporation of America® Holdings. All rights reserved.
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26©2023 Laboratory Corporation of America® Holdings. All rights reserved. Strong financial profile with a track record of success D I A G N O S T I C S L A B O R A T O R I E S 2023 – 2026 outlook: Organic revenue growth of 2.5% - 4.5% FY 2022 Base business revenue by payer mix Clients1 PatientsMedicare and Medicaid2Third Parties $7.0 $6.5 $7.6 $8.1 $9.2 2019 2020 2021 2022 2023 Guidance Midpoint Base business revenue growth ($B) Note: Midpoint of guidance issued on July 27, 2023; see appendix for more information 1. Revenue related to physicians, hospitals, health systems, accountable care organizations, employers and other entities where the payment is received exclusively from the entity ordering the service. 2. Revenue related to traditional Medicare and Medicaid programs. Reimbursement from Medicare Advantage and Medicaid Managed Care plans are reflected in Third Parties. 30% 11% 11% 48%

Multiple access points designed to meet patients wherever they live D I A G N O S T I C S L A B O R A T O R I E S Canada Multiple Access Points I Broad Coverage I Convenience Access points per 100,000 lives ©2023 Laboratory Corporation of America® Holdings. All rights reserved.

DIAGNOSTICS LABORATORIES

Leveraging scale, quality, and access







Extensive scale

- Proprietary robotics and automation technologies
- Extensive logistics fleet and global supply chain

Market-leading quality

- Proprietary AccuDraw® technology
- ~45B test results to inform reference ranges

Broad access

- Thousands of convenient access points
- Multiple channels of patient engagement

Labcorp is an industry-leading partner for patient care



✓ Clinical decision reports

✓ Gaps in care identification & testing

✓ Population health metrics

✓ Companion & complementary diagnostics

✓ Clinical trial recruitment

labcorp

©2023 Laboratory Corporation of America® Holdings. All rights reserved.

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DIAGNOSTICS LABORATORIES

A patient-first mentality is core to our culture



Doris
Phlebotomist
26 years with Labcorp

Leading with compassion and skill to calm pediatric patients. Alleviating both mom and child's nerves, mom will always pick Labcorp in the future



Nicolas
Courier
15 years with Labcorp

Understands that each tube of blood represents the life of a real patient and appreciates the responsibility of transporting each of these "patients" safely to their destination



Donna
Lab Tech
30 years with Labcorp

Relentless focus on patient care led to the first documented link of an autoimmune marker with a neurological condition, justifying use of the marker in a more comprehensive spectrum of symptoms

Our culture recognizes that every specimen represents a life labcorp

©2023 Laboratory Corporation of America® Holdings. All rights reserved.
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30©2023 Laboratory Corporation of America® Holdings. All rights reserved. Key takeaways D I A G N O S T I C S L A B O R A T O R I E S The Diagnostics market is strong, and Labcorp is poised to grow our leadership position Our science, innovation & technology along with scale serve as the foundation to our success Our access and patient-centric talent positively impact patient care Improve health, improve lives We will continue to grow with a focus on specialty testing and health systems

DIAGNOSTICS LABORATORIES – HEALTH SYSTEMS

Significant potential in our holistic approach to health systems


Strategic Health System Partner
Laboratory management services
Reference testing
Outreach partnership
Gaps in Care Programs
Lab Stewardship Solutions
Data and Analytic Tools
Academic Collaboration
Value-Based Care Programs
Population Health Solutions
Consumer Offerings
Health Plan Relationships

Target Health System Partners

- Largest 250 Health Systems
- Academic Medical Centers
- Outreach Lab Business
- Interest in Long-Term Strategic Partnerships

labcorp

©2023 Laboratory Corporation of America® Holdings. All rights reserved.
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DIAGNOSTICS LABORATORIES – HEALTH SYSTEMS

Strong momentum with track record of successful partnerships

Notable partnerships

2020	2021	2022	2023
UHealth University of Miami Health System	North Memorial Health; Franciscan Missionaries of Our Lady Health System	Ascension; RWJBH	Providence; Jefferson Health
Swedish (Renewal)	CaroMont Health; Department of Defense (Hospital Renewal)	Prisma Health; AtlantiCare	Tufts Medical Center[1]; Legacy Health[1]

We are the long-term partner of choice

- Lab management expertise, strong benchmarking and lab stewardship
- Innovative specialty testing and data technologies
- Integration excellence

1. Announced transactions, subject to customary closing conditions and applicable regulatory approvals

©2023 Laboratory Corporation of America® Holdings. All rights reserved.

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DIAGNOSTICS LABORATORIES – HEALTH SYSTEMS

Case study: Ascension

"When you really concentrate on expertise and leverage a partner that owns their space, you can elevate the quality of care that you deliver. [Laboratory medicine] is Labcorp's expertise – they are world-renowned for it – and it has been a phenomenal partnership [that] provides so much benefit to the organization and to our patients, ultimately."

— **Sally Deitch**
Executive Vice President at Ascension

ASCENSION

At a Glance: Ascension + Labcorp Partnership



Included **4,700 laboratory employees**



Across **91 hospital labs** in **10 states**



Opened **2 new labs** in MI and WI



Initial cost savings on track



Improved inpatient KPIs MoM



>96% TAT
Outreach turnaround time

labcorp

©2023 Laboratory Corporation of America® Holdings. All rights reserved.
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DIAGNOSTICS LABORATORIES – HEALTH SYSTEMS

Health system momentum drives further innovation


Win new health system customers & expand reach
The recognized partner of choice for health systems
Deliver highest-quality laboratory services
Further differentiated technology, science & capabilities

Capabilities strengthened by health system wins



1. Hospital Laboratory Benchmarking

Data from more than 200 managed hospital labs



2. Purpose-Built Population Health Tools

Accessing community level lab results


PGDx

3. Expanding Access to Innovative Diagnostics

Accessing innovative oncology portfolio

Building on quality and service, we continuously innovate with health system partners labcorp
©2023 Laboratory Corporation of America® Holdings. All rights reserved.
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DIAGNOSTICS LABORATORIES – LAB OPERATIONS

Best-in-class global lab operations

Expansive Footprint/Scale


USA
Labs qualified for both Dx and BLS testing
Seattle, WA
Spokane, WA
San Francisco, CA
San Carlos, CA
Calabasas, CA
Los Angeles, CA
San Diego, CA
Phoenix, AZ
Santa Fe, NM
Denver, CO
Oklahoma City, OK
Dallas, TX
Austin, TX
San Antonio, TX
Houston, TX
St. Paul, MN
Oak Creek, WI
Itasca, IL
Ann Arbor, MI
Troy, MI
Buffalo, NY
Greenfield, IN
Indianapolis, IN
Dublin, OH
Brentwood, TN
Knoxville, TN
Southaven, MS
Birmingham, AL
Atlanta, GA
Burlington, NC
RTP, NC
Tampa, FL
Hollywood, FL
Bedford, MA
Westborough, MA
Shelton, CT
Raritan, NJ
Baltimore, MD
Chantilly, VA
Europe
Harrogate, U.K.
York, U.K.
Shardlow, U.K.
Münster, Germany
Mechelen, Belgium
Huntingdon, U.K.
Eye, U.K.
Geneva, Switzerland
Canada
Alberta, CA
Manitoba, CA
British Columbia
Ontario, CA
Montreal, CA
Brampton, CA
Ottawa, CA
London, CA
Asia
Kawagoe, Japan
Shanghai, China
Suzhou, China
Singapore

Leading Technologies



Leveraging continuum of lab capabilities across diagnostics and clinical trials

©2023 Laboratory Corporation of America® Holdings. All rights reserved.

36©2023 Laboratory Corporation of America® Holdings. All rights reserved. Innovative approach to building a diverse global workforce D I A G N O S T I C S L A B O R A T O R I E S – L A B O P E R A T I O N S Strong Recruiting Pipeline • Expanding college/university affiliations • Global recruitment • Technical float roles • DE&I initiatives Robust Development Opportunities • NAACLS-accredited histology training program • Medical laboratory science training program • Resident training program • Labcorp Education Advantage Program Active Engagement • Lab exchange programs • Business advisory teams • Employee resource groups • Community outreach programs

37©2023 Laboratory Corporation of America® Holdings. All rights reserved. Biopharma Laboratory Services Jon DiVincenzo EVP and President, Central Laboratories and International Maryland Franklin, PhD VP and Enterprise Head of Cell & Gene Therapy

BIOPHARMA LAB SERVICES

Leadership across each phase of the drug development journey


Drug Development Process
Nonclinical Development
Clinical Development
Diagnostic Monitoring
Early Development
Research Laboratories (ED)
$0.9B
revenue
Discovery,
safety assessment, DMPK[1]
Central Laboratory
Services (CLS)
$1.8B
revenue
Clinical trial kitting, specialty and
safety testing, biorepository
Pharma
Biotech

Note: FY 2022 revenue

1. DPMK = Drug metabolism and pharmacokinetics

©2023 Laboratory Corporation of America® Holdings. All rights reserved.

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39©2023 Laboratory Corporation of America® Holdings. All rights reserved. Strong track record of growth targeting a $16B global market opportunity B I O P H A R M A L A B S E R V I C E S 2023 – 2026 outlook: Organic revenue growth of 4.5% - 7.5% $2.1 $2.2 $2.8 $2.7 $2.8 2019 2020 2021 2022 2023 Guidance Midpoint Early Development Central Laboratories Biopharma Lab Services revenue growth ($B) High growth focus areas Precision medicine Cell and gene therapies Biomarkers & genomics Companion diagnostics Liquid biopsy Note: Midpoint of guidance issued on July 27, 2023; see appendix for more information

BIOPHARMA LAB SERVICES

Differentiated by exceptional science, operational execution and customer focus



Precision Medicine Capabilities

- Supported **100% of oncology C&GTs** approved by FDA
- **>150 CDx-related studies** in development pipeline



Technology and Testing Innovations

- **~50 molecular bioanalysis methods** developed annually
- **~200 new clinical assays validated** annually



Operational Excellence and Scale

- European and APAC **kitting CoEs launched** in past 2 years
- **Automation-driven** global logistics and process excellence



Differentiated Workforce

- **1,200+ PhDs / MDs** across Labcorp
- **Strategic talent** locations (e.g. India)

CoE: Center of excellence

labcorp

©2023 Laboratory Corporation of America® Holdings. All rights reserved.

40

BIOPHARMA LAB SERVICES

Unmatched global footprint across biopharma labs and specialty diagnostics

UNITED STATES


Bedford, MA
Madison, WI
Ann Arbor, MI
Buffalo, NY
Denver, PA
South San Francisco, CA
Somerset, NJ
Baltimore, MD
Indianapolis, IN
San Carlos, CA
Greenfield, IN
Chantilly, VA
Los Angeles, CA
Morrisville, NC
Brentwood, TN
Also leveraging 15+ Labcorp specialty diagnostic testing sites across the U.S.

EUROPE


York, U.K.
Münster, Germany
Harrogate, U.K.
Shardlow, U.K.
Mechelen, Belgium
Huntingdon, U.K.
Eye, U.K.
Geneva, Switzerland

ASIA


Kawagoe, Japan
Shanghai, China
Suzhou, China
Bangalore, India
Singapore

● Central laboratories[1] ● Early development sites

labcorp

1. Includes extended network of clinical trial facilities (including bioanalysis and manufacturing control testing)

©2023 Laboratory Corporation of America® Holdings. All rights reserved.

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BIOPHARMA LAB SERVICES

Early Development is a market leader with sophisticated scientific capabilities

Comprehensive nonclinical portfolio of solutions, differentiated by scientific expertise



Discovery

- Powder to PK data in 5 days[1]
- Hit validation to candidate selection



Safety & Toxicology

- Ocular toxicology and DART[2]
- Specialty routes of administration
- Environmental surveillance



Pharmacology

- GLP safety endpoints and drug abuse liability
- Globally harmonized data platform
- Metabolism and bioanalysis

labcorp

1. Includes basic formulation, dosing, sample collection and analysis, and basic pharmacokinetic (PK) calculation for large volume work with pre-established workflows
2. Developmental and reproductive toxicology

©2023 Laboratory Corporation of America® Holdings. All rights reserved.
42

BIOPHARMA LAB SERVICES

Central Lab Services generates more than half of global clinical trial lab data


World class clinical trial kits and logistics
Global Logistics
Box Opening and Kit Receipt
Specimen management, tracking and analysis
Specimen and Requisition Reconciliation
Routed to CLS Laboratories for Testing
High-Speed Sorting and Aliquoting
Skilled project and data management
Dedicated Project Managers
Results Reporting
Specimen Storage
Specimen Retrieval and Shipping

©2023 Laboratory Corporation of America® Holdings. All rights reserved.

BIOPHARMA LAB SERVICES

Integrated client offering across the drug development continuum



Client needs

- Asset identification
- IND regulatory & scientific expertise
- Experienced trial site selection
- Lab testing & logistics management

Labcorp offering

ED Preclinical Oncology
Early efficacy and lead optimization

ED Toxicology
IND-enabling studies 6-12 months ahead of timeline

CLS Data
Data-driven approach for site identification

CLS Core Testing
Full suite of testing and sample management

Successful IND submission achieved ahead of schedule, extending patent runway labcorp

©2023 Laboratory Corporation of America® Holdings. All rights reserved.
44

45©2023 Laboratory Corporation of America® Holdings. All rights reserved. Biopharma Lab Services is the bridge from diagnosis to life-saving therapy B I O P H A R M A L A B S E R V I C E S Pharma discovery Diagnostics Biopharma Lab Services Research and data New therapies to patients Diagnosis and ongoing monitoring Clinical trial labs support

BIOPHARMA LAB SERVICES – CELL AND GENE THERAPY

Cell & gene therapy (C&GT) presents a significant market opportunity



~20% Drug development pipeline

~$2B Addressable market across biopharma lab services

~15% 2022-2026 market growth CAGR

labcorp

2022 Total Addressable Market, Source: Labcorp market analysis intelligence

©2023 Laboratory Corporation of America® Holdings. All rights reserved.

46

BIOPHARMA LAB SERVICES – CELL AND GENE THERAPY

Cell & gene therapies: Novel modalities that vary from conventional therapies

Cell Therapy


1. Collect T-cells from your blood
2. Change the T-cells in the lab to become CAR T-cells
3. CAR T-cells multiply in the lab
4. CAR T-cells delivered back into your bloodstream
5. CAR T-cells find and attack cancer cells

Gene Therapy


DNA mutation results in disease
DNA code for a therapeutic gene
Gene encapsulated in viral vector
Target cell
Viral vector releases gene into cell
Gene expresses proteins
Secreted protein

CELL & GENE THERAPY DEVELOPMENT DIFFERENCES

Living Drugs | One Time Treatment | Potentially Curative | Complex Logistics | Rapid Timelines

©2023 Laboratory Corporation of America® Holdings. All rights reserved.

47

BIOPHARMA LAB SERVICES – CELL AND GENE THERAPY

C&GT is a fast-growing field, with exponential scientific advances

>3,500 Cell & Gene Therapies under development

	Emerging	Advancing	Mature
	Proof of concept for initial clinical applications Limited therapies in development	Advancing to cover different treatments Growing therapies in pipeline; limited marketed products	Expanding to cover different mechanisms Stable therapies in pipeline with large volumes marketed
Example therapeutic approaches	**CRISPR[1] / In vivo gene editing**	**CAR-T[2] / AAV[3] gene replacement**	**Small molecule**

1. Clustered, regularly interspaced short palindromic repeats
2. CAR-T : Chimeric antigen receptor-T cells, a form of cell therapy
3. Adeno-associated virus

Source: Evaluate Pharma, FDA

labcorp

©2023 Laboratory Corporation of America® Holdings. All rights reserved.

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BIOPHARMA LAB SERVICES – CELL & GENE THERAPY

Leveraging momentum to support a groundbreaking year for C&GT

Labcorp has strong momentum

100%
Oncology
Including 6 of 6
CAR-T therapies

88%
Gene replacement

2023 poised to be a pivotal year for C&GT

6 approvals YTD
5 US + 1 EU

5 in late-stage approval process
4 US; 1 US + EU

8 additional decisions anticipated
6 US + 2 EU

"[B]y 2025, we predict that the FDA will be approving 10 to 20 cell and gene therapy products a year"

Scott Gottlieb, MD and Peter Marks, MD, PHD (FDA)
January 19, 2019

labcorp

©2023 Laboratory Corporation of America® Holdings. All rights reserved.
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BIOPHARMA LAB SERVICES – CELL & GENE THERAPY

Leading the way in complex science to fuel C&GT development



Cell therapy discovery engine

Advancing discovery of CAR-T cell immunotherapies targeting solid tumors



Complex nonclinical dosing

MRI-guided delivery of AAV gene therapies to bolster advances in Parkinson's disease



Sophisticated model development

Cardiovascular delivery of pluripotent stem cells to replace damaged tissue



Cutting edge assay capabilities

Specialty genomic testing to advance gene editing therapies

labcorp

©2023 Laboratory Corporation of America® Holdings. All rights reserved.

50

BIOPHARMA LAB SERVICES – CELL & GENE THERAPY

Patients Can't Wait. Neither Can We.

AAV[1] gene therapy — Stem cell / LVV[3] gene therapy — BCMA CAR T[4] therapy — CD19[5] CAR T therapy



Matthew
Diagnosed with SMA[2] Type 1 pre-birth

Wants to be a firefighter someday



Kyle
Diagnosed with Duchenne Muscular Dystrophy

Likes riding bikes with his friends and spending time with his family



James
Diagnosed with Severe Hemophilia A

Planning his next hiking adventure with his wife and friends



Fatima
Diagnosed with Transfusion Dependent Beta-Thalassemia

Loves helping her mom make dinner and wants to be a chef



Cecile
Diagnosed with Multiple Myeloma

Cherishes the time she gets to spend with her granddaughter



John
Diagnosed with Non-Hodgkins Lymphoma

Enjoys his retirement with his wife, Debra

Labcorp has supported all 6 FDA-approved CAR T-cell therapies and 7 FDA-approved gene replacement therapies labcorp

Names and some details changed to protect patient confidentiality
1. AAV = adeno associated virus; 2. SMA = spinal muscular atrophy; 3. LVV = lentiviral vector; 4. BCMA CAR T = B cell maturation antigen chimeric antigen receptor T cell; 5. CD19 = cluster of differentiation

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52©2023 Laboratory Corporation of America® Holdings. All rights reserved. Key takeaways D I A G N O S T I C S A N D B I O P H A R M A L A B S E R V I C E S Strong core business with focus on growth areas Differentiated by exceptional science and global scale Improve health, improve lives Leading lab services provider with end-to-end capabilities

53©2023 Laboratory Corporation of America® Holdings. All rights reserved. Break

54©2023 Laboratory Corporation of America® Holdings. All rights reserved. Science, Innovation and Technology Brian Caveney, MD EVP and President, Early Development and Chief Medical and Scientific Officer Lance Berberian EVP and Chief Information and Technology Officer

SCIENCE, INNOVATION AND TECHNOLOGY

Scientific excellence is at the core of everything we do


Comprehensive Test Menu
Biomarker Discovery for Targeted Therapies
Companion Diagnostics
1,200+
Scientists with PhDs, MDs Working Together

100+ new Dx tests added annually

~200 new clinical assays validated[1]

~650 scientific contributions[1,2]

Internally developed LDTs

Global IVD and RUO assays in development

[1] FY 2022
[2] Includes journal articles, abstracts, posters, peer-reviewed publications and presentations

We work with industry partners globally to deliver quality assays to our clients and patients

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SCIENCE, INNOVATION AND TECHNOLOGY

Leading single-source test menu in the industry

Our processes enable development, validation and launch of new tests across Early Development, Central Labs and Diagnostics Laboratories


Over 6,500 clinical Dx assays
Full spectrum of nonclinical, clinical trial, and clinical diagnostic assays
Full-service capabilities in all testing categories and disease states
Perform over ~99% of testing in-house

©2023 Laboratory Corporation of America® Holdings. All rights reserved.

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SCIENCE, INNOVATION AND TECHNOLOGY

We continue to enhance testing in every area of science



Oncology



Women's health



Cell and Gene Therapy



Neurology



Autoimmune

We have been particularly active and see the most opportunity in these rapidly expanding areas

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SCIENCE, INNOVATION AND TECHNOLOGY

Leveraging advanced technology to enhance user experience and improve profitability



Digital experience for patients and providers



Proprietary robotics / automation



Artificial intelligence

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Innovative digital platforms with state of the art test results S C I E N C E , I N N O V A T I O N A N D T E C H N O L O G Y Offering patients a simple, streamlined digital experience ©2023 Laboratory Corporation of America® Holdings. All rights reserved.

Bringing Labcorp’s scientific expertise to the point of care S C I E N C E , I N N O V A T I O N A N D T E C H N O L O G Y Dx Assistant Link Capabilities Interactive Dashboard ©2023 Laboratory Corporation of America® Holdings. All rights reserved.

SCIENCE, INNOVATION AND TECHNOLOGY

Advanced automation across the organization





Matrix robot sorts 6,000 tubes per hour with a level of precision that improves quality and reduces turnaround time for our patients

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SCIENCE, INNOVATION AND TECHNOLOGY

Value creation through artificial intelligence

Generate profitable growth



Increased collection efficiency

Launch new revenue-generating products in precision medicine



Improved screening identification with Labcorp PredictTM to locate NASH patients

Shift employees to value added activities


labcorp | Express
Check In Here

Top-rated patient service center experience

labcorp

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63©2023 Laboratory Corporation of America® Holdings. All rights reserved. Financial Outlook Glenn Eisenberg EVP and Chief Financial Officer

FINANCIAL OUTLOOK

The Labcorp Playbook: Delivering long-term shareholder value


Capital Expenditures and Strategic Acquisitions
Revenue growth
EPS growth
Strong cash flow
Disciplined capital deployment
Return capital to shareholders
Margin expansion
Capital Expenditures / LaunchPad Initiatives

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FINANCIAL OUTLOOK

Track record of profitable growth

Revenue


(In Billions)
$9.1
$11.5
$13.1
$11.9
$12.1
2019
2020
2021
2022
2023 Guidance Midpoint[1]
Diagnostics
Biopharma Labs
COVID-19

Total 2023 CAGRs vs 2019		
Segment	Reported	Organic CCur
Diagnostics Laboratories	7.4%	~6%[2]
Biopharma Lab Services	7.5%	~7%
Enterprise	7.5%	~6%[3]

Adjusted EPS


$9.38
$21.91
$25.80
$16.66
$13.50
2019
2020
2021
2022
2023 Guidance Midpoint[1]
Base Business
COVID-19

2023 Adj. EPS CAGRs vs 2019	
Total Adjusted EPS	9.5%

Free Cash Flow


(In Billions)
$0.8
$1.6
$2.4
$1.5
$0.9
2019
2020
2021
2022
2023 Guidance Midpoint[1]

2023 Free Cash Flow CAGR vs 2019	
Free Cash Flow	3.0%[4]

labcorp

Note: Unless otherwise indicated, financials are from continuing operations (excludes Fortrea, formerly CDCS, and spin-related items).
1. Midpoint of guidance issued on July 27, 2023; see appendix for more information
2. COVID-19 revenue impact on 2023 vs 2019 CAGR of approximately +40 bps; Ascension revenue impact on 2023 vs 2019 CAGR of approximately +200bps
3. COVID-19 revenue impact on 2023 vs 2019 CAGR of approximately +30 bps; Ascension revenue impact on 2023 vs 2019 CAGR of approximately +100bps
4. Constrained by NHP prepayments and working capital timing. 2023 FCF CAGR vs 2019 in line with adjusted EPS growth excluding the impact of these items

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FINANCIAL OUTLOOK

2023 – 2026 Outlook: Positioned for strong growth

Metric	Outlook
Organic Revenue Growth	**2026 CAGR vs 2023**
Labcorp Enterprise	3.5% to 5.5%[1]
Diagnostics Laboratories	2.5% to 4.5%[2]
Biopharma Laboratory Services	4.5% to 7.5%
Acquisition Revenue Growth	
Labcorp Enterprise	1.5% to 2.5%
Total Margin Expansion (2023 to 2026)	
Labcorp Enterprise	100bps to 150bps[3]
Adjusted EPS Growth	
Total Adjusted EPS	8.5% to 11.5%[4]
Free Cash Flow Growth	
Total Free Cash Flow	In line with Adjusted EPS Growth
Targeted Leverage	
Gross Debt to TTM Adjusted EBITDA	2.5x to 3.0x

1. Enterprise: COVID-19 and PAMA impact on 3-year outlook of approximately -70 bps at the midpoint; for 2024 vs 2023, COVID-19 impact of approximately -$120M and PAMA impact of approximately -$80M for combined impact on growth rate of approximately -160bps
2. Diagnostics: COVID-19 and PAMA impact on 3-year outlook of approximately -100 bps at the midpoint; for 2024 vs 2023, COVID-19 impact of approximately -$120M and PAMA impact of approximately -$80M for combined impact on growth rate of approximately -220bps
3. COVID-19 and PAMA impact on 3-year outlook of approximately -110bps at the midpoint and approximately -70bps impact on 2024
4. COVID-19 and PAMA impact on 3-year outlook of approximately -300bps at the midpoint and approximately -800bps impact on 2024 growth rate versus 2023

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FINANCIAL OUTLOOK

Continued focus on margin expansion through LaunchPad initiative

LaunchPad Initiative	LaunchPad Drivers
Current LaunchPad initiative from 2022-2024 is on track to meet or exceed $350M Included in our guidance for 2024-2026 is a LaunchPad savings target range of $100M to $125M per year	1 Re-engineering the Company's systems and processes 2 Leveraging technological advancements 3 Rationalizing geographic location of facilities and talent 4 Structural enhancements/acquisition integration

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68©2023 Laboratory Corporation of America® Holdings. All rights reserved. Disciplined capital deployment to drive shareholder value F I N A N C I A L O U T L O O K 1. 2019 through 2022 include total company sources of cash and capital allocation for total Labcorp (includes discontinued operations) 2. “Returning Capital to Shareholders” includes share repurchases and quarterly cash dividends. Quarterly cash dividend initiated in Q2 2022 Targeted Gross Debt to TTM Adjusted EBITDA leverage of 2.5x to 3.0x 2019 – 2022 Capital Allocation: $8.6bn1 $1.7 $1.2 $2.8 $2.9 $- $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 2019 2020 2021 2022 (In Billions) 2019 – 2022 Cash Flow Allocation % of Total1 (In Billions) 20% 32% 7% 41% $3.5 $1.7 $2.8 $0.6 CapEx M&A Debt Paydown Returning capital to shareholders2

FINANCIAL OUTLOOK

Disciplined approach to acquisitions and integration

Target Acquisition Criteria

Strategic	*Financial*
Accelerates growth in key focus areas	Accretive to earnings and cash flow year 1
Adds capabilities that complement our core	Earn cost of capital by year 3
Market leader/strong management team	

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70©2023 Laboratory Corporation of America® Holdings. All rights reserved. Top-line growth driven by organic initiatives and strategic acquisitions Margin improvement from top-line growth and LaunchPad initiatives Strong free cash flow generation to support acquisitions and return of capital to shareholders while maintaining investment-grade rating on debt Key Takeaways F I N A N C I A L O U T L O O K Improve health, improve lives

71©2023 Laboratory Corporation of America® Holdings. All rights reserved. Closing Remarks Adam Schechter

72©2023 Laboratory Corporation of America® Holdings. All rights reserved. We are excited about the future of Labcorp We have significant near-term opportunities in Hospital and Health Systems Our leadership in science, technology and innovation positions us far above market growth in Specialty We have a compelling financial profile leading to $14B+ in revenue in 2026 with high-single to low-double digit EPS growth We are helping millions of people improve health and improve lives We are positioned well for long-term success in C&GT, Consumer and International

73©2023 Laboratory Corporation of America® Holdings. All rights reserved. Q&A

74©2023 Laboratory Corporation of America® Holdings. All rights reserved. Appendix

APPENDIX

Outlook for 2023

(Dollars in billions, except per share data)

	Results	2023 Guidance	
	2022	Low	High
Revenue			
Total Labcorp Enterprise[1,2]	$11.9	1.5%	3.0%
Base Business[1,2]	$10.7	11.3%	12.6%
COVID-19 Testing[2]	$1.2	(89.0%)	(85.0%)
Total Diagnostics Laboratories[3]	$9.2	0.5%	1.5%
Base Business	$8.1	13.2%	14.2%
COVID-19 Testing	$1.2	(89.0%)	(85.0%)
Total Biopharma Lab Services[4]	$2.7	3.0%	4.5%
Adjusted EPS	$16.66	$13.00	$14.00
Free Cash Flow from Cont. Ops[5]	$1.5	$0.8	$1.0

1. 2023 Guidance includes an impact from foreign currency translation of 0.3%
2. Enterprise level revenue is presented net of intersegment transaction eliminations
3. 2023 Guidance includes an impact from foreign currency translation of (0.1%)
4. 2023 Guidance includes an impact from foreign currency translation of 1.5%
5. Free Cash Flow from continuing operations excluding spin-related items

Guidance has not changed from what was provided on July 27, 2023, along with second quarter 2023 results. This guidance assumes foreign exchange rates effective as of June 30, 2023, for the remainder of the year. Enterprise level guidance includes the estimated impact from currently anticipated capital allocation, including acquisitions, share repurchases and dividends.

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